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                                                                   EXHIBIT 10.17

THE WARRANTS EVIDENCED HEREBY AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF SUCH WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (2) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE

                           EXERCISABLE ON OR BEFORE
                    5:00 P.M., NEW YORK TIME,        , 2001


NO. W-                                          ___________ Warrants



                            MULTIMEDIA GAMES, INC.


     THIS CERTIFIES that, for value received, _________________ or registered assigns, is the registered holder of the number of warrants (hereinafter referred to as the "Warrants") set forth above, each of which entitles such
                    --------
holder to purchase from Multimedia Games, Inc., a Texas Corporation (hereinafter referred to as the "Company") at any time commencing with [INSERT NINE MONTHS
                    -------
FROM CLOSING DATE] (hereinafter referred to as the "Exercise Date") through 5:00
                                                    -------------
P.M. New York time, on the date which is the fifth anniversary of the Exercise Date, one fully paid and nonassessable share of Common Stock, $.01 par value, of the Company (hereinafter referred to as the "Common Stock"), as such Common
                                             ------------
Stock is constituted on the date hereof, subject to adjustment from time to time pursuant to the provisions hereinafter set forth, at the initial price of $8.00 per share of Common Stock (hereinafter referred to as the "Exercise Price"),
                                                           --------------
subject to the conditions hereinafter set forth. The Warrants are redeemable at the option of the Company as hereinafter provided.

     This Warrant is one of a series of Warrants being issued as part of a private offering (the "Bridge Offering") by the Company pursuant to Subscription
                       ---------------
Agreements, dated July __, 1996, between the Company and the purchasers named therein.

     This Warrant Certificate is subject to the following provisions, terms and conditions:

      1.  Exercise of Warrant.  Each Warrant is initially exercisable to
          -------------------
purchase one (1) share of Common Stock (each a "Warrant Share" and collectively
                                                -------------
the "Warrant Shares") at an initial exercise price of $8.00 per Warrant Share,
     --------------
subject to adjustment as
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set forth in Section 3 hereof (as so adjusted, the "Exercise Price"). The
                                                    --------------
Warrant may be exercised by the registered holder hereof, in whole or in part, by the surrender of this Warrant Certificate with the annexed Form of Exercise duly executed, at the principal executive office of the Company, 7335 S. Lewis, Suite 302, Tulsa, OK 74136, and upon payment to the Company by check (subject to collection) of the Exercise Price of the Warrant Shares. In the case of a purchase of less than all of the Warrant Shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares.

     2.   Transfer of Warrant and Warrant Shares. Neither this Warrant nor the
          --------------------------------------
Warrant Shares have been registered under the Act or any state securities law and may not be sold, transferred, assigned, hypothecated or otherwise disposed of until a registration statement with respect thereto is declared effective under the Act or the Company receives an opinion of counsel reasonably satisfactory to counsel to the Company that an exemption from the registration requirements of the Act is available. If permitted by the foregoing, any such sale, transfer, assignment, hypothecation or other disposition shall be effected by the holder hereof surrendering this Warrant for cancellation at the office or agency of the Company referred to in Section 1 hereof, accompanied by an opinion of counsel satisfactory to the Company and its counsel, stating that an exemption from the registration requirements is available with the annexed Form of Transfer duly executed. In the case of a transfer of less than all of the Warrants evidenced by this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver (i) to the transferee thereof a new Warrant Certificates of like tenor for the number of Warrants so transferred and (ii) to the holder hereof a new Warrant Certificates of like tenor for the balance of the Warrants theretofore evidenced by this Warrant Certificate.

     Each holder of this Warrant Certificate, by taking and holding the same, consents and agrees to the terms hereof. The holder shall be entitled to the benefits of, and shall be subject to the obligations under, the Registration Rights Agreement between such holder and the Company dated the date hereof.

     Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company, upon reimbursement to it if all reasonable expenses

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incidental thereto, will make and deliver a new Warrant Certificate, of like tenor, in lieu of this Warrant Certificate.

     Each Warrant Certificate and each certificate for Warrant Shares shall bear a legend substantially similar to the following:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (2) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE

     3.   Issuance of Certificates Upon Exercise of Warrants.  Upon the exercise
          --------------------------------------------------
of the Warrants, certificates for the Warrant Shares purchased shall be issued and delivered to the registered holder hereof forthwith (and in any event within three business days thereafter). Such issuance and delivery of certificates shall be made without charge to the holder for any issuance tax in respect thereto; provided, however, that in the event such issuance and delivery is to a
         -----------------
person other than the holder the Company shall not be required to (i) pay any tax which may be payable in respect of any such transfer, and (ii) issue or deliver such certificates unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. No fractional shares of Common Stock or scrip or cash in respect of a fractional share shall be issued upon exercise of the Warrants evidenced hereby. Instead of a fractional share, all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock.

     4.   Redemption of Warrants. The Warrants are redeemable by the Company, in
          ----------------------
whole or in part, on not less than thirty (30) days' prior written notice at a redemption price of $.10 per Warrant (the "redemption price") at any time after
                                           ----------------
the Exercise Date; provided that, (i) the closing bid quotation price of the
                   -------------
Common Stock for the twenty (20) consecutive trading days ending not later than the seventh day prior to the day on which the Company gives notice of redemption has been at least 150% of the then effective Exercise Price per share, and (ii) the Warrants and the Warrant Shares are subject to an effective registration statement under the Act at the time a notice of redemption is given and at all times thereafter through the date fixed for redemption; provided further that,
                                                        ---------------------
the condition referred to in clause (ii)

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shall be deemed satisfied if the holder was afforded the right and opportunity to include the Warrants and the Warrant Shares in any such registration statement and declined to do so. In case of the redemption of a part only of the outstanding Warrants, the Company shall effect such redemption pro rata among all holders of Warrants determined by multiplying the number of Warrants represented by each Warrant Certificate by a fraction, the numerator of which shall be the total number of Warrants to be redeemed by the Company and the denominator of which shall be the total number of Warrants held by all holders of Warrants. The redemption notice shall be given by mail, postage prepaid, to the holders of record of the Warrants to be redeemed, addressed to each such holder at its post office address as shown by the records of the Company. On and after the date fixed for redemption and stated in such notice, each holder of the Warrants called for redemption shall surrender the Warrant Certificate evidencing such Warrants to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. In case less than all the Warrants represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed Warrants. If such notice of redemption shall have been duly given, and if on or before the date fixed for redemption, funds necessary for the redemption shall be available therefor, then, notwithstanding that the Warrant Certificates evidencing any Warrants so called for redemption shall not have been surrendered, all rights with respect to the Warrants so called for redemption shall forthwith after such date cease and determine, except only the right of the holders to receive the redemption price without interest upon surrender of the Warrant certificates therefor. Holders of Warrants shall have the right to exercise the Warrants for the purchase of Warrant Shares until the close of business on the date fixed for redemption.

     5.   Change in Terms of Warrants Without the Consent of the Holders.
          --------------------------------------------------------------

     (a) (i) If the Company consummates the Private Placement (as defined below), or (ii) if the Private Placement is not consummated and (A) within 12 months after the Exercise Date, the Company files a registration statement under the Act covering the sale to the public of warrants (other than the Private Placement Warrants)(herein called the "other warrants"), and (B) the Company
                                       --------------
offers to include this Warrant and the Warrant Shares in such registration statement, then anything to the contrary contained herein notwithstanding,:

          (1) the Company and the holder agree that the terms and conditions of this Warrant shall be automatically amended, without the consent of the holder, to the extent necessary so that the terms and conditions of this Warrant are identical to

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     the terms and conditions of the Private Placement Warrants or the other warrants (as the case may be); provided that, no such amendment shall
                                    -------------
     have the effect of reducing the number of Warrant Shares purchasable upon the exercise hereof or of increasing the exercise price therefor or of shortening the exercise period hereof without the written consent of the holder hereof; and

          (2) the holder will surrender this Warrant for a warrant in the form of the Private Placement Warrants or other warrants (as the case may be) and the holder shall have no further rights hereunder.

     (b) If the Company at any time files a registration statement under the Act covering the sale to the public of the Warrants and the Warrant Shares then anything to the contrary contained herein notwithstanding, the Company and the holder agree that the terms and conditions of this Warrant shall be automatically amended, without the consent of the holder, to the extent necessary to provide for a Warrant Agent and a certificated form of Warrant suitable for trading in the public market. The Company agrees to take such actions as are reasonably necessary to enable such Warrants and Warrants shares to be traded such as appointing a Warrant Agent and applying for a CUSIP number.

     As used herein, the term "Private Placement" shall mean the proposed
                               -----------------
private offering by the Company of a minimum of 50 and a maximum of 70 units, each unit consisting of 16,667 shares of Common Stock and warrants to purchase and additional 16,667 shares of Common Stock, at a purchase price of $50,000 per unit.

     6.   Adjustments to Exercise Price and Number of Warrant Shares. The number
          ----------------------------------------------------------
and kind of shares of Common Stock of the Company that are subject to each Warrant evidenced hereby, and the Exercise Price, shall be subject to adjustment as hereinafter set forth. Upon each adjustment of the Exercise Price as provided herein, the holder of the Warrant evidenced hereby shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest tenth of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (a)  Dividend and Distributions.  In case the Company shall at any time
          --------------------------
after the date hereof declare a dividend payable in shares of Common Stock or make a distribution to its shareholders generally in shares of Common Stock then, upon such dividend or distribution, the Exercise Price in effect immediately prior to the declaration of such dividend or distribution shall be reduced to a price determined by dividing an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend of distribution, by the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

     (b)  Subdivision and Combination.  In case the Company shall at any time
          ---------------------------
subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

     (c)  Reclassification, Consolidation, Merger, Etc..  In case of any
          ---------------------------------------------
consolidation or merger of the Company with another corporation after the Exercise Date, or the sale of all or substantially all of its assets to another corporation shall be effected after the Exercise Date or in case of any capital reorganization or reclassification of the capital stock of the Company, then, as a condition of such consolidation, merger or sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the holder of this Warrant Certificate shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of each Warrant evidenced hereby, such shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Common Stock of the Company equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of one Warrant evidenced hereby had such consolidation, merger, sale, reorganization, or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the registered holder of this Warrant Certificate to the end that the provisions hereof (including without limitation provisions for adjustment of the Exercise Price) shall thereafter be applicable, as nearly as may be, in relation of any shares of stock, securities or assets thereafter deliverable upon the exercise of the Warrants evidenced hereby.

     For purposes of this Warrant Certificate, the term "Common Stock" shall
                                                         ------------
mean shares of the Common Stock, $.01 par value, of the Company, and shall also include any shares of capital stock

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into which the Common Stock may be changed, reclassified or converted.

     7.   Notices to Warrant Holders. If any of the following events shall
          --------------------------
occur:

     (a) There shall be any adjustment of the Exercise Price or the number of shares of Common Stock subject to the Warrants evidenced hereby;

     (b) The Company shall declare to the holders of its shares of Common Stock any dividend or distribution payable otherwise than in cash or if in cash payable otherwise than out of current or retained earnings;

     (c) The Company shall declare any dividend upon its shares of Common Stock payable in Common Stock or in securities convertible into or exchangeable for Common Stock, or any right or option to subscribe therefore;

     (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of The Company with, or sale of all or substantially all its assets to, another corporation; or

     (e) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of The Company;

then, in any one or more of said cases, the Company shall give written notice, by first class mail, postage prepaid, to the holder hereof, of the date on which
(A) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of shares of Common Stock of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such written notice shall be given at least 30 days prior to the action in question and not less than 30 days prior to the record date or the date on which The Company's transfer books are closed in respect thereto.

     8.   Reservation of Shares.  The Company shall at all times reserve and
          ---------------------
keep available out of its authorized shares of Common Stock, solely for the purpose of its issue upon the exercise of the Warrants evidenced hereby as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of the Warrants evidenced hereby. The Company shall not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of the Warrants evidenced hereby would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation of The Company.

     9.   Registered Holder; No Rights as Stockholder.  The person in whose name
          ----------------- -------------------------
this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrant evidenced hereby for all purposes. The registered holder of this Warrant Certificate shall not be entitled to any rights whatsoever as a stockholder of The Company except as herein provided.

     10.  Notices.  All notices, requests or instructions hereunder shall be in
          -------
writing and delivered personally or sent by registered or certified mail, postage prepaid as follows: (1) if to the Company: 7335 S. Lewis, Suite 302, Tulsa, OK 74136; (2) if to the holder of the Warrants evidenced hereby, at its address last recorded in the books of the Company. Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

     11.  Amendments.  Except as other wise provided in Section 5 hereof, this
          ----------
Warrant Certificate may not be amended or modified without the written consent of the holder and the Company.

     12.  Governing Law.  This Agreement shall be deemed to have been made and
          -------------
delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York.

     IN WITNESS WHEREOF, Multimedia Games, Inc. has caused this Warrant Certificate to be signed by its duly authorized officers and this Warrant Certificate to be dated as of the date first written above.

ATTEST:                         MULTIMEDIA GAMES, INC.




                                By:
- -------------------------          ---------------------------------------------

                               FORM OF EXERCISE
                               ----------------



     The undersigned hereby irrevocably exercises _____ Warrants to subscribe for and purchase shares of Common Stock, $.01 par value("Common Stock"), of Multimedia Games, Inc., evidenced by the within Warrant Certificate and herewith makes payment of the purchase price in full. Kindly issue certificates for shares of Common Stock in accordance with the instructions given below. The certificate for the unexercised balance of the Warrants evidenced by the within Warrants Certificate, if any, will be registered in the name of the undersigned.


DATED:
      -------------------------


Instructions for Registration of stock


- --------------------------------------------------------------------------------
Name (please print)


- --------------------------------------------------------------------------------
Social Security or Other identifying Number;


ADDRESS:


- --------------------------------------------------------------------------------
Street


- --------------------------------------------------------------------------------
City, State and Zip Code

                              FORM OF ASSIGNMENT

               (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate)



     FOR VALUE RECEIVED, _________________ hereby sells , assigns and transfers unto


                 (Please print name and address of transferee)


this Warrant certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______, Attorney, to transfer the within Warrant certificate on the books of the within named Company, with full power of substitution.

Dated:                          Signature:



                                (Signature must conform in all respects to name of the holder as specified in the face of the Warrant certificate)




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                                Social Security or Tax I.D. No.